UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number	811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Conrad Goodkind; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code:     (414) 347-7777

Date of fiscal year end:     December 31, 2008

Date of reporting period:     January 1, 2008—December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

HEARTLAND. VALUE AT WORK.™

Determined and persistent, researchers in the Heartland are driven to advance the fields of medicine and science.

ANNUAL REPORT

Select Value Fund • Value Plus Fund • Value Fund

December 31, 2008

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

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WHAT IT MEANS TO BE A VALUE INVESTOR

Winter 2008

Dear Fellow Investor,

For nearly a quarter of a century, Heartland’s disciplined investment process has served shareholders well. Our common sense approach is our passion and focus.

While in no way discounting the impact of 2008’s difficult market, we stand by our results. We believe our investment results demonstrate the long-term effectiveness of our value discipline for the patient “entrepreneurial investor.” As you’ll note on our Fund Summary pages, all three funds have outperformed their benchmarks over the long time periods.(1)

Uncertainty, irrationality and volatility will most likely continue in 2009, yet during economic turmoil it becomes even more important to seek out individual businesses with sound balance sheets and competent leadership. This is active portfolio management, driven by individual stock research, and it is what we believe we do best. We’re not alone in that conviction: Forbes Magazine’s recent Mutual Fund Survey listed Heartland as the top-performing fund family over the past 20 years.(2)

As investors sought refuge from volatility in 2008, assets moved to cash and reached record levels. We believe this will eventually fuel the next rally. Combined with remarkably low valuations, we remain optimistic.

No matter the crash of 1987, the tech wreck or the unfolding crisis today, Heartland’s message remains unchanged. We believe times like these present exceptional opportunities for the disciplined, long-term value investor.

Thank you for your interest and continued confidence in us.

Sincerely,

Bill Nasgovitz

Founder and CEO, Heartland Advisors, Inc.

P.S. Current events place an emphasis on trustworthiness. We’ve dedicated the following page to describe how we are organized to fulfill our fiduciary obligation to you.

(1)	Based on Ten Year and Since Inception periods.
(2)	Forbes, “ Good Things, Small Packages” February 2, 2009.

Past performance does not guarantee future results.

OUR FIDUCIARY RESPONSIBILITY TO YOU

At Heartland, we take our fiduciary responsibility to you very seriously. We pursue the best business practices internally and associate with individuals and entities who share our commitment to investment management. These individuals and entities act as your advocates, independent verifiers and safekeepers of your assets.

HEARTLAND FUNDS’ BOARD OF DIRECTORS

The Board consists of five independent directors who represent your interests and oversee compliance with regulatory requirements. The Board establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of Heartland Advisors and the Funds. Among other things, the Board oversees:

•

The safekeeping of Funds’ securities and other assets through an Independent Custodian, Brown Brothers Harriman & Co. BBH, the oldest and largest partnership bank in America, has been consistently recognized as an industry leader in global custody and has been involved in setting standards for custodial activities and settlement procedures.

•

An annual audit of the Funds’ financial statements by Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP, which provides audit and tax services to the Funds. PricewaterhouseCoopers, LLP reports directly to the Audit Committee of the Board of Directors, currently chaired by Dale Kent.

Please read more regarding the Board in the section entitled “Information Regarding Executive Officers & Directors.”

THE INDEPENDENT BOARD OF DIRECTORS (from left to right):

Dale J. Kent is currently Executive Vice President and Chief Financial Officer of West Bend Mutual Insurance Company, and has more than 20 years of experience auditing mutual funds while he was a partner at Arthur Anderson.

Ward D. Armstrong was president and CEO of Ameriprise Retirement Services as well as serving in a number of executive leadership roles with American Express Company, including Chairman, American Express Trust Company. He has been a board member of several investment and financial services organizations and was a Presidential nominee/delegate to the White House Council on Aging and the White House Savings Summits.

Robert A. Rudell was Chief Operating Officer for Zurich Scudder Investments and President of American Express Institutional Services. Bob has extensive experience serving on both corporate and mutual fund boards, has worked with many other successful investment firms, and has a history of acting as a shareholder advocate.

Michael D. Dunham is President of DGA Real Estate, LLC and President and Owner of Dunham Global Associates, LTD. In his 30 years of managing several start-up companies, he has gained international, marketing and technology expertise.

Kenneth A. Kavajecz is currently an Associate Dean for the Masters Programs and Associate Professor of Finance and Freytag/Graner Fellow at the University of Wisconsin - Madison’s School of Business. Professor Kavajecz also served as an Assistant Economist for the Board of Governors of the Federal Reserve during Mr. Greenspan’s chairmanship.

THE HEARTLAND FAMILY OF EQUITY FUNDS

TABLE OF INVESTMENT RESULTS

THE HEARTLAND FAMILY OF FUNDS

Large, Mid & Small-Cap

▼

SELECT VALUE

▲

Focused

Designed and managed to be an investor’s core value holding, this Fund invests in companies of all market capitalizations

Small-Cap

▼

VALUE PLUS

▲

Focused

A focused portfolio of small company value stocks that pay dividends

Small & Micro-Cap

▼

VALUE

▲

Broadly Diversified

This Fund is a broadly diversified portfolio of small and very small company value stocks

INVESTMENT RESULTS AS OF DECEMBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS

	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year
Heartland Select Value Fund
Investor Class	10-11-96	8.26%	—	7.22%	2.08%	-5.85%	-31.23%
Institutional Class	5-1-08	8.29	—	7.26	2.15	-5.75	-31.02
Russell 3000 Value Index	—	5.78	—	1.69	-0.72	-8.26	-36.25
S&P 500 Index	—	4.00	—	-1.38	-2.19	-8.36	-37.00

Heartland Value Plus Fund
Investor Class	10-26-93	9.82	9.57	7.89	2.99	-0.76	-17.88
Institutional Class	5-1-08	9.84	9.59	7.92	3.03	-0.70	-17.71
Russell 2000 Value Index	—	8.43	8.39	6.11	0.27	-7.49	-28.92
Russell 2000 Index	—	5.97	5.89	3.02	-0.93	-8.29	-33.79

Heartland Value Fund
Investor Class	12-28-84	11.72	8.76	7.30	-4.04	-9.90	-39.53
Institutional Class	5-1-08	11.73	8.78	7.33	-3.99	-9.83	-39.38
Russell 2000 Value Index	—	10.66	8.39	6.11	0.27	-7.49	-28.92
Russell 2000 Index	—	8.59	5.89	3.02	-0.93	-8.29	-33.79

As of the Prospectus dated 5/1/08, the gross expense ratios for the Investor Class of the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.24%, 1.21% and 1.14%, respectively. The expense ratios as of the same date for the Heartland Select Value Fund, Value Plus Fund and Value Fund Institutional Class Shares are 0.99%, 0.96% and 0.89%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class shares’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, prior to December 1, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers and/or reimbursements, the total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

The Funds invest in stocks of small companies that generally are more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Funds’ net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

The opinions expressed in this Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

THE HEARTLAND FAMILY OF EQUITY FUNDS

GROWTH OF $10,000

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – INVESTOR CLASS

SELECT VALUE FUND - INCEPTION: 10/11/96

VALUE PLUS FUND - INCEPTION: 10/26/93

VALUE FUND - INCEPTION: 12/28/84

The graphs shown above represent a hypothetical investment of $10,000 in a Fund’s Investor Class Shares for the period from inception to December 31, 2008. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Funds also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

At Heartland, we take a long-term approach to value investing. The stock market tends to be emotional, often overtaken by fear or greed. We believe this creates opportunities for the objective, long-term investor.

— Bill J. Nasgovitz,

      President

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HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM

MANAGEMENT REPORT

In 2008, the Heartland Select Value Fund Investor Class shares outperformed its benchmark, the Russell 3000 Value Index, by approximately 5%. More importantly, over every time frame shown below, the Fund outperformed its benchmarks, and, as a result, was ranked in the upper 20 percent for all such time periods compared to its multi-cap value peers according to Lipper.

We believe the Fund’s outperformance was due to our actively managed, all-cap value strategy. Even as investors indiscriminately disregarded stocks, the market placed a premium on Heartland’s adherence to our investment process that emphasizes financial soundness and catalyst identification.

LIPPER RANKING AMONG MULTI-CAP VALUE FUNDS

AS OF DECEMBER 31, 2008

Heartland Select Value Fund	Ranking in Universe (percentile)

Since Inception (10/11/96)	2 out of 60 (4th)

10 Years	2 out of 98 (3rd)

5 Years	10 out of 238 (5th)

3 Years	39 out of 307 (13th)

1 Year	63 out of 389 (17th)

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 17, 1996. Lipper category definitions are listed on page 35 of this report.

A positive contributor to our 2008 results was Longs Drug Stores Corp. (LDG), a drugstore retail chain. Longs traded at a discount to its peers at our time of purchase, likely because of its lower operating margin. Our investment team recognized several catalysts: 1) We believed Longs would benefit from an aging population who will spend more on health care; 2) Longs owned prime real estate locations, which seemed to be undervalued on the financial statements; and 3) New management at the company was focused on improving margins. These factors made Longs a potential acquisition target, a thesis that was realized in fall 2008 when CVS Caremark Corp. (CVS) announced it would acquire Longs.

One of our poorest performing stocks was Alcoa, Inc. (AA), a long-term holding of the Fund. Alcoa is the third largest aluminum producer in the world. Demand for aluminum, used in construction, automobiles and aerospace, declined globally causing the price of aluminum to plummet, and adversely affected Alcoa’s earnings. Over the past few years, Alcoa has invested in enhancing its position as a low cost manufacturer, including building one of the world’s most efficient aluminum mills in Iceland. Trading at 75% of tangible book value and well below the replacement cost of its manufacturing assets, we believe Alcoa is well positioned to profit from an eventual revival in global economic activity.

As 2009 unfolds, the world faces significant economic challenges, and we believe the global recovery may be slow. With complete respect for these economic realities, we believe investors have overreacted by driving down stock valuations to levels not witnessed in decades, offering the opportunity to buy blue chip companies at value prices. During the fourth quarter, we increased our weighting in the more defensive health care sector and lightened our industrial exposure. Additionally, as financial institutions continue their cleansing process, we are cautiously assessing opportunities in the devastated financial sector.

We continue our search for undervalued and financially sound companies, as we believe our time-tested and disciplined investment process will assist us in navigating these tumultuous markets. More than ever, we thank you for your continued trust and confidence in Heartland.

CFA is a registered trademark owned by the CFA Institute.

HEARTLAND SELECT VALUE FUND

FUND SUMMARY

Average Annual Total Returns as of December 31, 2008	Inception Date	Since Inception	Ten Years	Five Years	Three Years	One Year

Investor Class (HRSVX)	10-11-96	8.26%	7.22%	2.08%	-5.85%	-31.23%

Institutional Class (HNSVX)	05-01-08	8.29	7.26	2.15	-5.75	-31.02

Russell 3000 Value Index	—	5.78	1.69	-0.72	-8.26	-36.25

S&P 500 Index	—	4.00	-1.38	-2.19	-8.36	-37.00

Index Source: FactSet Research Systems, Inc.

As of 5/1/08, the gross expense ratios for the Investor and Institutional Class are 1.24% and 0.99%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through November 30, 2001, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through to the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

PRINCIPAL INVESTMENT STRATEGIES

The Select Value Fund seeks long-term capital appreciation by investing in a concentrated portfolio of companies, which we believe are undervalued relative to their intrinsic value. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The distinguishing characteristic of the Fund is its ability to invest in companies of all sizes, usually greater than $500 million, providing it the flexibility to generate consistent returns in a variety of market environments.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are listed on page 35 of this report. All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	51
Net assets	$283 mil.
NAV (Investor Class)	$18.07
NAV (Institutional Class)	$18.05
Median market cap	$4,192 mil.
Weighted average market cap	$17,988 mil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

ABB, Ltd. (ADR)	3.4%
H&R Block, Inc.	3.2
Covidien, Ltd.	2.7
Wyeth	2.7
Werner Enterprises, Inc.	2.6
MDU Resources Group, Inc.	2.5
Integrys Energy Group, Inc.	2.5
Walgreen Co.	2.4
Safeway, Inc.	2.4
UGI Corp.	2.3

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on page 35 of this report. All information, unless otherwise indicated, is as of December 31, 2008.

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM

MANAGEMENT REPORT

In 2008, while the Russell 2000 Value Index declined 28.92% and the Russell 2000 Index lost 33.79%, the Heartland Value Plus Fund Investor Class declined only 17.88%. Furthermore, the Fund outperformed its benchmark over every time period noted in the Fund Summary table. We believe this is a clear validation of the Fund’s focus on companies with solid financial profiles that pay dividends.

The Fund’s relative outperformance in 2008 bolstered its already impressive Lipper rankings among small-cap value funds. As of December 31, 2008, the Fund ranked in the top 15th percentile in its category for all time periods shown below.

Aiding the performance of the Fund in the fourth quarter of the period was Arthur J. Gallagher & Co. (AJG), an insurance brokerage and third-party claims settlement company. The Fund invested in AJG based on the contrarian thesis that insurance brokers were negatively viewed along with the broader property and casualty insurance group. This skepticism stemmed from the myriad of maladies impacting the traditional insurance companies, including elevated levels of payouts stemming from the large number of natural disasters in 2008 as well as investment portfolio losses that were a result of the credit crisis.

LIPPER RANKING AMONG SMALL-CAP VALUE FUNDS

AS OF DECEMBER 31, 2008

Heartland Value plus Fund	Ranking in Universe (Percentile)

Since Inception (10/26/93)	3 out of 27 (12th)

10 Years	13 out of 105 (13th)

5 Years	17 out of 217 (8th)

3 Years	3 out of 264 (2nd)

1 Year	3 out of 321 (1st)

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 28, 1993. Lipper category definitions are listed on page 35 of this report.

However, AJG does not have exposure to the aforementioned items and in fact, such items are actually a positive for AJG as they will most likely result in higher insurance premiums and consequently higher revenue for the company in the future. Lastly, consistent with our focus on dividend paying companies, AJG has nearly a 5% dividend yield, providing some downside protection in these volatile markets.

Whereas the Fund’s overweight and stock selection in energy helped in the first half of the year, the same factors hurt investment results in the second half of 2008 as oil and natural gas prices fell. Notably, shares of St. Mary Land & Exploration Co. (SM), a domestic producer of oil and natural gas, lagged during the fourth quarter of the period. The slowing economy and the concomitant decline in demand were the primary factors negatively impacting SM and the broader energy sector.

Because the stock is trading at approximately three times 2009 estimated cash flow, we believe many of the short-term concerns are reflected in the stock price and SM represents a compelling long-term value. Furthermore, our investment thesis remains that natural gas, and consequently we believe SM, will be a beneficiary of the movement toward U.S. energy independence given the abundance of domestic supply and its “green” characteristics relative to other alternatives.

Going forward, we expect the market to continue to be challenged by a sluggish macro-economic landscape, disappointing company earnings guidance for 2009 and schizophrenic capital markets. We are acutely focused on avoiding value traps and will not be tempted to allocate significant capital to highly leveraged companies. Our investment team will continue to focus on bottoms-up stock picking married with our top-down view of the present environment.

We recognize this has been an extraordinarily difficult year, nevertheless, our conviction in common stock investing remains. As always, we thank you for your trust and confidence as stewards of your capital.

CFA is a registered trademark owned by the CFA Institute.

HEARTLAND VALUE PLUS FUND

FUND SUMMARY

Average Annual Total Returns as of December 31, 2008	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year

Investor Class (HRVIX)	10-26-93	9.82%	9.57%	7.89%	2.99%	-0.76%	-17.88%

Institutional Class (HNVIX)	05-01-08	9.84	9.59	7.92	3.03	-0.70	-17.71

Russell 2000 Value Index	—	8.43	8.39	6.11	0.27	-7.49	-28.92

Russell 2000 Index	—	5.97	5.89	3.02	-0.93	-8.29	-33.79

Index Source: FactSet Research Systems, Inc.

As of 5/1/08, the gross expense ratios for the Investor and Institutional Class are 1.21% and 0.96%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

PRINCIPAL INVESTMENT STRATEGIES

The Value Plus Fund seeks long-term capital appreciation and modest current income by investing primarily in a concentrated portfolio of dividend-paying companies, which we believe are undervalued relative to their intrinsic value.

The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The Fund generally invests in companies with market capitalizations between $250 million and $4 billion, with a majority of its assets invested in companies that pay dividends. By investing in dividend paying companies, the Fund intends to capture the long-term capital appreciation of small-cap companies, while minimizing the volatility of returns inherent in the small-cap market.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are listed on page 35 of this report. All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	54
Net assets	$705 mil.
NAV (Investor Class)	$18.70
NAV (Institutional Class)	$18.72
Median market cap	$831 mil.
Weighted average market cap	$1,213 mil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Maximus, Inc.	3.7%
Brown & Brown, Inc.	3.7
Navigant Consulting, Inc.	3.2
Triumph Group, Inc.	3.0
Arthur J. Gallagher & Co.	2.9
Sensient Technologies Corp.	2.9
Chemed Corp.	2.8
IMS Health, Inc.	2.7
Pall Corp.	2.7
St Mary Land & Exploration Co.	2.6

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on page 35 of this report. All information, unless otherwise indicated, is as of December 31, 2008.

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM

Effective February 0, 2009. We welcome Will Nasgovitz, a five-year veteran of Heartland to the Value Fund. We look forward to his contributions in the coming years.

We thank Hugh Denison for his service to the Heartland Value Fund. He will continue to serve as a member of the Heartland Select Value Fund portfolio management team.

MANAGEMENT REPORT

Small stocks experienced their worst year since 1973,1 with the smallest companies in the Russell 2000 Value Index declining the most compared to their counterparts, as illustrated in the table below.

This disparity in performance by and large explains the Value Fund’s underperformance to its benchmark. The Fund is designed with a barbell approach to small-cap stocks: It holds a 48% weighting of micro-cap companies and a 47% weighting in small companies.2 The Fund’s micro-cap holdings hurt 2008 performance, as the Heartland Value Fund Investor Class declined 39.53%.

RUSSELL 2000 VALUE INDEX

1/1/2008 - 12/31/2008

Market Capitalization	Average Annual Return

>$1 billion	-26.44%

$500 million - 1 billion	-27.54

$250-500 million	-35.51

$100-250 million	-40.82

< $100 million	-61.14

Source: FactSet Research Systems, Inc.

While the Fund benefited from our allocation to energy stocks in the first half of 2008, the same factor hurt investment results in the second half of the year as oil and natural gas prices fell. Specifically, Swift Energy Co. (SFY), a domestic crude oil and natural gas producer, was negatively impacted for two reasons: the significant decline in commodity prices, and operational issues resulting from an active hurricane season.

Despite these challenges, Swift Energy is valued at two times our cash flow estimate and at a significant discount to our calculated net asset value, or liquidation value. With a deep inventory of drilling prospects and a reasonable debt-to-capitalization ratio of 31%, we believe Swift Energy has the balance sheet strength to weather the current environment.

We firmly believe that there are exceptional buying opportunities in the small cap market today. For example, 43% of the stocks in the Russell 2000 Index traded at single-digit multiples as of December 2008.3

Our Heartland investment team will continue our relentless search to find undervalued small and micro-cap companies with solid balance sheets, sound business strategies and catalysts the market has yet to recognize. More than ever, thank you for your continued confidence in the Heartland Value Fund.

LIPPER RANKING - AMONG SMALL-CAP CORE FUNDS

AS OF DECEMBER 31, 2008

Shareholders can be proud that the Fund ranked #1 for the Since Inception period among small-cap core funds by Lipper.

Heartland Value Fund	Ranking in Universe (Percentile)

Since Inception (12/28/84)	1 out of 11 (#1)

15 Years	18 out of 60 (30th)

10 Years	37 out of 221 (17th)

5 Years	406 out of 487 (84th)

3 Years	314 out of 616 (51st)

1 Year	610 out of 775 (79th)

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is January 3, 1985. Lipper category definitions are listed on page 35 of this report.

[1]	Bank of America Securities-Merrill Lynch Small Cap Research, January 6, 2009
[2]	Heartland Advisors considers small-cap companies to be between $300 million and $2 billion, and micro-cap companies to be less than $300 million. Portfolio holdings are subject to change without notice.
[3]	Merrill Lynch Small Cap Research, December 4, 2008

CFA is a registered trademark owned by the CFA Institute.

HEARTLAND VALUE FUND

FUND SUMMARY

Average Annual Total Returns as of December 31, 2008	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year

Investor Class (HRTVX)	12-28-84	11.72%	8.76%	7.30%	-4.04%	-9.90%	-39.53%

Institutional Class (HNTVX)	05-01-08	11.73	8.78	7.33	-3.99	-9.83	-39.38

Russell 2000 Value Index	—	10.66	8.39	6.11	0.27	-7.49	-28.92

Russell 2000 Index	—	8.59	5.89	3.02	-0.93	-8.29	-33.79

Index Source: FactSet Research Systems, Inc.

As of 5/1/08, the gross expense ratios for the Investor and Institutional Class are 1.14% and 0.89%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

PRINCIPAL INVESTMENT STRATEGIES

The Value Fund seeks long-term capital appreciation by investing in small and micro-cap companies, which we believe are undervalued relative to their intrinsic value. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The Fund generally invests in companies with a market capitalization less than $1.5 billion and may invest a significant portion of its assets in companies with a market capitalization less than $300 million. The Fund focuses on the small and micro-cap market because it has historically provided superior long-term returns.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that the broad market generally will not recognize the intrinsic value of such securities.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are listed on page 35 of this report. All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	180
Net assets	$911 mil.
NAV (Investor Class)	$25.04
NAV (Institutional Class)	$25.10
Median market cap	$107 mil.
Weighted average market cap	$504 mil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

InterDigital, Inc.	5.3%
Force Protection, Inc.	3.9
Analogic Corp.	2.1
Comstock Resources, Inc.	2.1
Ameron International Corp.	2.1
Newpark Resources, Inc.	2.0
Clayton Williams Energy, Inc.	2.0
Swift Energy Co.	1.8
LECG Corp.	1.8
Federal Signal Corp.	1.7

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on page 35 of this report. All information, unless otherwise indicated, is as of December 31, 2008.

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing.™ We believe this bargain-hunting process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of December 31, 2008. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND

Micro-Cap Holdings – $0 - $300 million	1.7%	10.3%	47.2%

Small-Cap Holdings – $300 million - $2 billion	22.3	65.3	45.8

Mid-Cap Holdings – $2 - $10 billion	37.8	19.3	5.0

Large-Cap Holdings – Greater than $10 billion	34.0	0.0	0.0

Short-Term Investments	4.2	5.1	2.0

Total	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2008. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments for each Fund that follows. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND

Consumer Discretionary	7.0%	2.7%	5.9%

Consumer Staples	9.3	3.6	3.9

Energy	9.4	11.2	11.4

Financials	8.6	10.3	5.8

Health Care	13.6	23.0	18.7

Industrials	14.6	20.6	26.6

Information Technology	13.9	11.4	19.4

Materials	10.0	12.1	4.9

Telecommunication Services	2.0	0.0	0.0

Utilities	7.4	0.0	0.9

Short-Term Investments	4.2	5.1	2.5

Total	100.0%	100.0%	100.0%

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2008

COMMON STOCKS (95.6%)	SHARES	VALUE
Aerospace & Defense (2.7%)
Goodrich Corp.	168,000	$6,219,360
Ladish Co., Inc(a)	110,000	1,523,500

		7,742,860

Auto Components (1.9%)
Johnson Controls, Inc.	300,000	5,448,000

Capital Markets (5.5%)
The Bank of New York Mellon Corp.	200,000	5,666,000
Raymond James Financial, Inc.	300,000	5,139,000
Franklin Resources, Inc.	75,000	4,783,500

		15,588,500

Chemicals (3.9%)
PPG Industries, Inc.	120,000	5,091,600
The Dow Chemical Co.	270,000	4,074,300
Agrium, Inc.	50,000	1,706,500

		10,872,400

Communications Equipment (1.9%)
ADTRAN, Inc.	365,000	5,431,200

Computers & Peripherals (0.8%)
Seagate Technology LLC	500,000	2,215,000

Construction & Engineering (1.2%)
KHD Humboldt Wedag International, Ltd.(a)	314,100	3,508,497

Diversified Consumer Services (3.2%)
H&R Block, Inc.	400,000	9,088,000

Diversified Telecommunication Services (1.9%)
AT&T Corp.	185,000	5,272,500

Electrical Equipment (3.4%)
ABB, Ltd., (ADR)	640,000	9,606,400

Electronic Equipment & Instruments (6.8%)
Avnet, Inc.(a)	330,000	6,009,300
Benchmark Electronics, Inc.(a)	450,000	5,746,500
Tyco Electronics, Ltd.	250,000	4,052,500
Plexus Corp.(a)	197,600	3,349,320

		19,157,620

Energy Equipment & Services (1.6%)
ShawCor, Ltd., (Class A) (CAD)(b)	300,000	4,473,876

Food & Staples Retailing (4.9%)
Walgreen Co.	280,000	6,907,600
Safeway, Inc.	290,000	6,893,300

		13,800,900

Food Products (4.4%)
Smithfield Foods, Inc.(a)	450,000	6,331,500
Hormel Foods Corp.	200,000	6,216,000

		12,547,500

Gas Utilities (2.3%)
UGI Corp.	270,000	6,593,400

Health Care Equipment & Supplies (6.5%)
Covidien, Ltd.	210,000	7,610,400
Stryker Corp.	135,000	5,393,250
Hospira, Inc.(a)	200,000	5,364,000

		18,367,650

Health Care Providers & Services (2.3%)
Humana, Inc.(a)	175,000	6,524,000

Insurance (3.0%)
Unum Group	350,000	6,510,000
Brown & Brown, Inc.	100,000	2,090,000

		8,600,000

Machinery (3.4%)
Timken Co.	300,000	5,889,000
Albany International Corp. (Class A)	300,000	3,840,000

		9,729,000

Marine (1.1%)
Ultrapetrol (Bahamas), Ltd.(a)	1,000,000	3,190,000

Metals & Mining (4.4%)
Alcoa, Inc.	550,000	6,193,000
IAMGOLD Corp. (CAD)(b)	1,000,000	6,156,339

		12,349,339

Multiline Retail (2.2%)
Kohl’s Corp.(a)	170,000	6,154,000

Multi-Utilities (5.0%)
MDU Resources Group, Inc.	330,000	7,121,400
Integrys Energy Group, Inc.	165,000	7,091,700

		14,213,100

Oil, Gas & Consumable Fuels (7.8%)
Anadarko Petroleum Corp.	150,000	5,782,500
Southern Union Co.	440,000	5,737,600
Frontier Oil Corp.	350,000	4,420,500
ConocoPhillips Co.	70,000	3,626,000
St. Mary Land & Exploration Co.	125,000	2,538,750

		22,105,350

Paper & Forest Products (1.7%)
P.H. Glatfelter Co.	500,000	4,650,000

Pharmaceuticals (4.8%)
Wyeth	200,000	7,502,000
Johnson & Johnson	100,000	5,983,000

		13,485,000

Road & Rail (2.6%)
Werner Enterprises, Inc.	420,000	7,282,800

Semiconductors (4.4%)
Intel Corp.	350,000	5,131,000
MEMC Electronic Materials, Inc.(a)	280,000	3,998,400
LSI Corp.(a)	1,000,000	3,290,000

		12,419,400

TOTAL COMMON STOCKS (Cost $354,101,423)		$270,416,292

SHORT-TERM INVESTMENTS (4.1%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (0.6%)
Brown Brothers Harriman(c)	0.050%	$1,727,911	$1,727,911
U.S. Treasury Bills (3.5%)
U.S. Treasury Bills, Discount Notes, 5/15/09	0.030%	10,000,000	9,996,710

TOTAL SHORT-TERM INVESTMENTS (Cost $11,726,795)			11,724,621

TOTAL INVESTMENTS – (99.7%) (Cost $ 365,828,218)			282,140,913
Other assets and liabilities, net - (0.3%)			861,977

TOTAL NET ASSETS - (100.0%)			$283,002,890

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Foreign-denominated security.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2008.

Common Abbreviations:

(ADR) American Depositary Receipt

(CAD) Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of this Statement.

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

December 31, 2008

COMMON STOCKS (94.5%)	SHARES	VALUE
Aerospace & Defense (4.8%)
Triumph Group, Inc.	500,000	$21,230,000
Applied Signal Technology, Inc.(b)	700,000	12,558,000

		33,788,000

Auto Components (0.7%)
Superior Industries International, Inc.	500,000	5,260,000

Capital Markets (1.0%)
BGC Partners, Inc. (Class A)(b)	2,500,000	6,900,000

Chemicals (9.2%)
Sensient Technologies Corp.	850,000	20,298,000
American Vanguard Corp.(b)	1,425,000	16,672,500
Olin Corp.	500,000	9,040,000
Chemtura Corp.	5,000,000	7,000,000
Spartech Corp.	1,100,000	6,886,000
Cabot Corp.	300,000	4,590,000

		64,486,500

Commercial Banks (1.7%)
Marshall & Ilsley Corp.	900,000	12,276,000

Construction & Engineering (1.8%)
KBR, Inc.	850,000	12,920,000

Containers & Packaging (1.7%)
Packaging Corp. of America	900,000	12,114,000

Diversified Financial Services (0.9%)
Asset Acceptance Capital Corp.(a)	1,250,000	6,387,500

Electronic Equipment & Instruments (3.5%)
Park Electrochemical Corp.	700,000	13,272,000
AVX Corp.	1,000,000	7,940,000
CTS Corp.	600,000	3,306,000

		24,518,000

Energy Equipment & Services (3.5%)
Unit Corp.(a)	464,500	12,411,440
Bristow Group, Inc.(a)	450,000	12,055,500

		24,466,940

Food & Staples Retailing (1.2%)
Weis Markets, Inc.	250,000	8,407,500

Food Products (2.4%)
Lancaster Colony Corp.	500,000	17,150,000

Health Care Equipment & Supplies (15.3%)
Teleflex, Inc.	325,000	16,282,500
Hill-Rom Holdings, Inc.	900,000	14,814,000
STERIS Corp.	600,000	14,334,000
Invacare Corp.	900,000	13,968,000
Datascope Corp.	250,000	13,060,000
CONMED Corp.(a)	500,000	11,970,000
Analogic Corp.	425,000	11,594,000
The Cooper Companies, Inc.	700,000	11,480,000

		107,502,500

Health Care Providers & Services (3.9%)
Chemed Corp.	500,000	19,885,000
Universal Health Services, Inc. (Class B)	200,000	7,514,000

		27,399,000

Health Care Technology (3.7%)
IMS Health, Inc.	1,275,000	19,329,000
Omnicell, Inc.(a)	576,880	7,043,705

		26,372,705
Insurance (6.6%)
Brown & Brown, Inc.	1,250,000	26,125,000
Arthur J. Gallagher & Co.	800,000	20,728,000

		46,853,000

IT Services (3.7%)
MAXIMUS, Inc.	750,000	26,332,500

Machinery (7.4%)
Pall Corp.	675,000	19,190,250
FreightCar America, Inc.(b)	750,000	13,702,500
Federal Signal Corp.	1,250,000	10,262,500
Briggs & Stratton Corp.	500,000	8,795,000

		51,950,250

Metals & Mining (1.1%)
Kaiser Aluminum Corp.	350,000	7,882,000

Oil, Gas & Consumable Fuels (7.7%)
St. Mary Land & Exploration Co.	900,000	18,279,000
Cimarex Energy Co.	675,000	18,076,500
Frontier Oil Corp.	1,400,000	17,682,000

		54,037,500

Professional Services (4.1%)
Navigant Consulting, Inc.(a)(c)	1,400,000	22,218,000
CDI Corp.	500,000	6,470,000

		28,688,000

Road & Rail (2.0%)
Werner Enterprises, Inc.	800,000	13,872,000

Semiconductors (4.1%)
Micrel, Inc.	2,200,000	16,082,000
Cohu, Inc.	600,000	7,290,000
Actel Corp.(a)	475,000	5,567,000

		28,939,000

Specialty Retail (1.0%)
Abercrombie & Fitch Co. (Class A)	300,000	6,921,000

Textiles, Apparel & Luxury Goods (1.0%)
Columbia Sportswear Co.	200,000	7,074,000

Transportation Infrastructure (0.5%)
Quixote Corp.	525,000	3,412,500

TOTAL COMMON STOCKS (Cost $843,959,142)		$665,910,395

SHORT-TERM INVESTMENTS (5.0%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (0.5%)
Brown Brothers Harriman(d)	0.050%	$3,412,418	$3,412,418

U.S. Treasury Bills (4.5%)
U.S. Treasury Bills,
Discount Notes, 5/15/09	0.030%	22,000,000	21,992,762
U.S. Treasury Bills,
Discount Notes, 5/15/09	0.010%	10,000,000	9,996,710

			31,989,472

TOTAL SHORT-TERM INVESTMENTS (Cost $35,409,403)			35,401,890

TOTAL INVESTMENTS – (99.5%) (Cost $879,368,545)			701,312,285

Other assets and liabilities, net - (0.5%)			3,393,728

NET ASSETS - (100.0%)			$704,706,013

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Affiliated company. See Note 10 in Notes to Financial Statements.
(c)	All or a portion of the Security is pledged as collateral on written options. See Note 2(i) in Notes to Financial Statements.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2008.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of this Statement.

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2008

COMMON STOCKS (97.2%)	SHARES	VALUE
Aerospace & Defense (1.3%)
Spirit AeroSystems Holdings, Inc.(a)	800,000	$8,136,000
Herley Industries, Inc.(a)	332,719	4,085,789

		12,221,789

Airlines (1.3%)
Copa Holdings S.A. (Class A)	400,000	12,128,000

Auto Components (0.3%)
Tongxin International, Ltd.(a)(b)(d)	1,064,000	1,510,880
Hy-Drive Technologies, Ltd. (CAD)(a)(b)(c)	5,000,000	729,040
Wonder Auto Technology, Inc.(a)	161,238	632,053

		2,871,973

Biotechnology (0.8%)
Sangamo Biosciences, Inc.(a)(b)	1,541,716	5,365,172
China-Biotics, Inc.(a)	185,102	1,758,469
Isolagen, Inc.(a)(b)	1,648,913	313,293

		7,436,934

Building Products (2.3%)
Ameron International Corp.(f)	300,000	18,876,000
Maezawa Kasei Industries Co., Ltd. (JPY)(c)	200,000	1,985,659
Patrick Industries, Inc.(a)	275,376	167,429

		21,029,088

Capital Markets (0.8%)
Cowen Group, Inc.(a)	623,697	3,891,869
BGC Partners, Inc. (Class A)	750,000	2,070,000
FirstCity Financial Corp.(a)(b)	621,400	1,230,372

		7,192,241

Chemicals (1.5%)
Chemtura Corp.	5,000,000	7,000,000
American Vanguard Corp.	500,000	5,850,000
Omnova Solutions, Inc.(a)	1,956,793	1,271,915

		14,121,915

Commercial Banks (1.1%)
StellarOne Corp.	174,760	2,953,443
Hawthorn Bancshares, Inc.(d)	116,240	2,003,978
Tamalpais Bancorp(b)	200,000	1,694,000
Eastern Virginia Bankshares, Inc.(d)	182,000	1,603,420
Southern Community Financial Corp.	300,000	1,059,000
Pacific Premier Bancorp, Inc.(a)(d)	233,267	907,409

		10,221,250

Commercial Services & Supplies (1.6%)
Intersections, Inc.(a)(b)(d)	1,500,000	7,800,000
TRC Cos., Inc.(a)(b)	1,750,000	3,395,000
Perma-Fix Environmental Services, Inc.(a)	2,500,000	3,125,000

		14,320,000

Communications Equipment (9.2%)
InterDigital, Inc.(a)(b)(f)	1,750,000	48,125,000
EMS Technologies, Inc.(a)	320,065	8,280,082
Extreme Networks(a)	3,500,000	8,190,000
Cogo Group, Inc.(a)	1,000,000	4,860,000
Aastra Technologies, Ltd. (CAD)(a)(c)	426,700	4,109,731
Lantronix, Inc.(a)(b)(d)	5,740,000	3,214,400
EF Johnson Technologies, Inc.(a)(b)(d)	2,314,675	3,101,665
Globecomm Systems, Inc.(a)	250,000	1,372,500
Hemisphere GPS, Inc. (CAD)(a)(c)	1,000,000	1,134,062
Digi International, Inc.(a)	88,000	713,680
Avanex Corp.(a)(b)	672,908	706,553
Westell Technologies, Inc.(a)(b)	1,401,000	371,265

		84,178,938

Construction & Engineering (1.3%)
KBR, Inc.	500,000	7,600,000
URS Corp.(a)(f)	100,000	4,077,000

		11,677,000

Diversified Consumer Services (0.8%)
Regis Corp.	400,000	5,812,000
Lincoln Educational Services Corp.(a)	116,400	1,542,300

		7,354,300

Diversified Financial Services (1.7%)
Encore Capital Group, Inc.(a)(b)	1,500,000	10,800,000
Asset Acceptance Capital Corp.(a)	622,500	3,180,975
Collection House, Ltd. (AUD)(c)	4,620,000	1,368,951

		15,349,926

Electrical Equipment (4.2%)
FuelCell Energy, Inc.(a)	3,000,000	11,640,000
HLS Systems International, Ltd.(a)(b)(d)	3,149,000	8,848,690
Magnetek, Inc.(a)(b)	2,850,000	6,840,000
JA Solar Holdings Co., Ltd. (ADR)(a)	1,304,000	5,698,480
UQM Technologies, Inc.(a)(b)(d)	2,555,000	3,193,750
C&D Technologies, Inc.(a)	500,000	1,565,000
China Ritar Power Corp.(a)	200,000	380,000

		38,165,920

Electronic Equipment & Instruments (1.1%)
Richardson Electronics, Ltd. (b)	1,400,000	4,130,000
O.I. Corp.(b)	245,900	2,454,082
MOCON, Inc.(d)	200,000	1,764,000
Wireless Ronin Technologies, Inc.(a)(b)	1,380,000	1,131,600
Napco Security Systems, Inc.(a)(b)	580,905	749,367

		10,229,049

Energy Equipment & Services (3.6%)
Newpark Resources, Inc.(a)(b)	5,000,000	18,500,000
Unit Corp.(a)	321,300	8,585,136
China Natural Gas, Inc.(a)(b)	1,500,000	4,500,000
Cal Dive International, Inc.(a)	200,000	1,302,000

		32,887,136

Food Products (2.8%)
Riken Vitamin Co., Ltd. (JPY)(c)(d)	343,600	9,930,855
Origin Agritech, Ltd.(a)(b)	2,000,000	4,080,000
Hanover Foods Corp. (Class A) (e)(d)	49,250	3,944,925
The Inventure Group, Inc.(a)(b)	1,900,622	3,098,014
Agria Corp. (ADR)(a)	2,000,000	2,980,000
Monterey Gourmet Foods, Inc.(a)(b)	1,000,000	1,060,000

		25,093,794

Health Care Equipment & Supplies (8.1%)
Analogic Corp.(b)	700,000	19,096,001
Accuray, Inc.(a)(b)	2,692,220	13,891,855
Fukuda Denshi Co., Ltd. (JPY)(c)(d)	300,000	7,744,070
Nissui Pharmaceutical Co., Ltd. (JPY)(c)(d)	938,000	7,677,838
Cantel Medical Corp.(a)(f)	500,000	7,335,000
STARR Surgical Co.(a)(b)	2,000,000	4,760,000
STERIS Corp.	150,000	3,583,500
Osteotech, Inc.(a)(b)	1,449,157	2,449,075
National Dentex Corp.(a)(b)	524,682	2,387,303
Trinity Biotech Plc. (ADR)(a)	923,000	1,504,490
Palomar Medical Technologies, Inc.(a)	100,000	1,153,000
Digirad Corp.(a)(b)	1,800,000	1,044,000
Home Diagnostics, Inc.(a)	200,000	994,000

		73,620,132

Health Care Providers & Services (5.3%)
Ensign Group, Inc.	700,000	11,718,000
America Service Group, Inc.(a)(b)	885,000	9,469,500
BioScrip, Inc.(a)(b)	3,640,000	8,080,800
Virtual Radiologic Corp.(a)	670,100	5,682,448
PDI, Inc.(a)(b)	1,045,421	4,192,138
Animal Health International, Inc.(a)(b)	1,892,525	4,031,078
Health Grades, Inc.(a)	1,000,000	2,060,000
Hooper Holmes, Inc.(a)(b)	6,500,000	1,625,000
SRI/Surgical Express, Inc.(a)(b)(d)	500,000	855,000
Medical Staffing Network Holdings, Inc.(a)	1,000,000	235,000

		47,948,964

Household Durables (0.1%)
Flexsteel Industries, Inc.	100,000	669,000

The accompanying Notes to Financial Statements are an integral part of this Statement.

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2008

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Household Products (1.2%)
Oil-Dri Corp. of America(b)	562,500	$10,546,875

Insurance (1.8%)
Presidential Life Corp.	1,000,000	9,890,000
Specialty Underwriters Alliance, Inc.(a)(b)	1,370,000	3,603,100
Meadowbrook Insurance Group, Inc.	400,000	2,576,000

		16,069,100

Internet & Catalog Retail (0.7%)
Expedia, Inc.(a)	750,000	6,180,000

IT Services (2.2%)
TechTeam Global, Inc.(a)(b)	1,042,600	6,099,210
Tier Technologies, Inc. (Class B)(a)	950,000	5,130,000
Computer Task Group, Inc.(a)(b)	1,340,806	4,317,395
StarTek, Inc.(a)(b)	750,000	3,337,500
Analysts International Corp.(a)(b)(d)	2,365,000	1,395,350

		20,279,455

Life Sciences Tools & Services (0.7%)
Cambrex Corp.(a)	1,000,000	4,620,000
MEDTOX Scientific, Inc.(a)	200,000	1,644,000
CNS Response, Inc.(a)(b)(d)	1,800,000	180,000

		6,444,000

Machinery (9.1%)
Force Protection, Inc.(a)(b)	6,000,000	35,880,001
Federal Signal Corp.	1,869,375	15,347,569
Mueller Water Products, Inc. (Class B)	1,100,000	9,284,000
Flanders Corp.(a)(b)	1,501,663	7,042,799
Portec Rail Products, Inc.(b)	700,000	5,061,000
Met-Pro Corp.	366,781	4,885,523
Titan Machinery, Inc.(a)	100,000	1,406,000
MFRI, Inc.(a)	300,000	1,299,000
Mueller Water Products, Inc. (Class A)	150,000	1,260,000
Basin Water, Inc.(a)(b)	1,280,300	665,756
Supreme Industries, Inc. (Class A)(b)	553,831	470,756

		82,602,404

Media (1.0%)
Horipro, Inc. (JPY)(c)(d)	700,000	7,691,120
SPAR Group, Inc.(a)(b)(d)	1,228,000	749,080
Saga Communications, Inc.(a)	383,000	631,950

		9,072,150

Metals & Mining (2.5%)
IAMGOLD Corp. (CAD)(c)	2,000,000	12,312,677
PolyMet Mining Corp. (CAD)(a)(c)	3,500,000	2,409,883
Horsehead Holding Corp.(a)	400,000	1,880,000
First Majestic Silver Corp. (CAD)(a)(c)	1,047,800	1,841,819
Midway Gold Corp. (CAD)(a)(b)(c)	3,000,000	1,433,779
Amerigo Resources, Ltd. (CAD)(c)	4,068,000	1,252,199
U.S. Silver Corp. (CAD)(a)(b)(c)	10,189,000	660,284
North American Tungsten Corp. (CAD)(a)(c)	5,050,700	613,694
Baffinland Iron Mines Corp. (CAD)(a)(c)	2,000,000	275,415

		22,679,750

Multiline Retail (1.5%)
Fred’s, Inc. (Class A)	900,000	9,684,000
Duckwall-ALCO Stores, Inc.(a)(b)	380,400	3,644,232

		13,328,232

Oil, Gas & Consumable Fuels (8.5%)
Comstock Resources, Inc.(a)	400,000	18,900,000
Clayton Williams Energy, Inc.(a)	400,000	18,176,000
Swift Energy Co.(a)	1,000,000	16,810,000
Rosetta Resources, Inc.(a)	1,250,000	8,850,000
Sherritt International Corp. (CAD)(c)	3,000,000	7,679,223
TXCO Resources, Inc.(a)(b)	2,500,000	3,725,000
Stone Energy Corp.(a)	200,000	2,204,000
Fairborne Energy, Ltd. (CAD)(a)(c)	300,000	1,421,628

		77,765,851

Pharmaceuticals (3.7%)
Discovery Laboratories, Inc.(a)(b)	7,185,000	8,047,200
Fuji Pharma Co., Ltd. (JPY)(c)(d)	455,300	7,714,736
ASKA Pharmaceutical Co., Ltd. (JPY)(c)	500,000	4,649,752
Cangene Corp. (CAD)(a)(c)	754,000	3,603,564
Caraco Pharmaceutical Laboratories, Ltd.(a)	500,000	2,960,000
Noven Pharmaceuticals, Inc.(a)	250,000	2,750,000
Obagi Medical Products, Inc.(a)	350,000	2,611,000
Questcor Pharmaceuticals, Inc.(a)	185,700	1,728,867

		34,065,119

Professional Services (4.1%)
LECG Corp.(a)(b)	2,400,000	16,104,000
Navigant Consulting, Inc.(a)	750,000	11,902,500
Barrett Business Services, Inc.	484,400	5,279,960
Hudson Highland Group, Inc.(a)	1,000,000	3,350,000
RCM Technologies, Inc.(a)(b)	1,000,000	1,080,000

		37,716,460

Road & Rail (0.6%)
Marten Transport, Ltd.(a)	300,000	5,688,000

Semiconductors (4.8%)
Skyworks Solutions, Inc.(a)	2,000,000	11,080,001
TriQuint Semiconductor, Inc.(a)	3,000,000	10,320,000
Micrel, Inc.	1,250,000	9,137,500
Actel Corp.(a)	600,000	7,032,000
hi/fn, Inc.(a)(b)	1,342,526	3,168,361
Actions Semiconductor Co., Ltd. (ADR)(a)	1,000,000	1,610,000
Kopin Corp.(a)	555,411	1,133,038

		43,480,900

Software (2.0%)
Dynamics Research Corp.(a)(b)	784,516	6,276,128
EPIQ Systems, Inc.(a)	277,500	4,637,025
ePlus, Inc.(a)	327,882	3,449,319
Catapult Communications Corp.(a)	400,000	2,628,000
CallWave, Inc.(a)	1,000,000	510,000
Actuate Corp.(a)	166,472	492,757

		17,993,229

Specialty Retail (0.7%)
Brown Shoe Co., Inc	400,000	3,388,000
Shoe Carnival, Inc.(a)	300,000	2,865,000

		6,253,000

Textiles, Apparel & Luxury Goods (0.9%)
Lakeland Industries, Inc.(a)(b)	500,000	4,045,000
Hampshire Group, Ltd.(a)(b)(e)(d)	450,920	1,803,680
LaCrosse Footwear, Inc.	137,590	1,717,123
Phoenix Footwear Group, Inc.(a)(b)(d)	796,000	238,800

		7,804,603

Thrifts & Mortgage Finance (0.4%)
B of I Holding, Inc.(a)	400,000	1,900,000
HF Financial Corp.	144,057	1,846,811

		3,746,811

Trading Companies & Distributors (0.3%)
Aceto Corp.	300,000	3,003,000

Transportation Infrastructure (0.4%)
Quixote Corp.(b)	550,000	3,575,000

Water Utilities (0.9%)
Companhia de Saneamento Basico do Estado de Sao Paulo (ADR)	329,600	7,979,616

TOTAL COMMON STOCKS (Cost $1,239,334,959)		$884,990,904

The accompanying Notes to Financial Statements are an integral part of this Statement.

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2008

WARRANTS (0.0%)		SHARES	VALUE
Biotechnology (0.0%)
Senesco Technolgies, Inc.(e)		50,000	$—

Energy Equipment & Services (0.0%)
China Natural Gas, Inc.(b)(e)		225,000	—

Life Sciences Tools & Services (0.0%)
CNS Response, Inc.(b)(e)		540,000	—

Metals & Mining (0.0%)
Polymet Mining Corp. - A Warrants (CAD)(c)(e)		500,000	—
Polymet Mining Corp. - B Warrants (CAD)(c)(e)		500,000	—

TOTAL WARRANTS (Cost $—)			—

SHORT-TERM INVESTMENTS (1.9%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (1.2%)
Brown Brothers Harriman(g)	0.050%	$10,679,629	$10,679,629

U.S. Treasury Bills (0.7%)
U.S. Treasury Bills,
Discount Notes, 5/15/09	0.010%	7,000,000	6,997,697

TOTAL SHORT-TERM INVESTMENTS (Cost $17,679,108)			17,677,326

TOTAL INVESTMENTS - (99.1%) (Cost $1,257,014,067)			902,668,230
Other assets and liabilities, net - (0.9%)			7,978,380

NET ASSETS - (100.0%)			$910,646,610

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Affiliated company. See Note 10 in Notes to Financial Statements.
(c)	Foreign-denominated security.
(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(j) in Notes to Financial Statements.
(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.
(f)	All or a portion of the Security is pledged as collateral on written options. See Note 2(i) in Notes to Financial Statements.
(g)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2008.

Common Abbreviations:

(ADR) American Depositary Receipt.

(AUD) Australian issuer.

(CAD) Canadian issuer.

(JPY) Japanese issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of this Statement.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$365,828,218	$879,368,545	$1,257,014,067

Investments in securities, at value	$282,140,913	$651,479,285	$550,694,051
Investments in affiliates, at value (See Note 10)	—	49,833,000	351,974,179

Total Investments, at value	282,140,913	701,312,285	902,668,230

Cash	—	—	2,500,000
Foreign currency, at value (cost $0, $0 and $5,204,622, respectively)	—	—	4,498,824
Receivable for securities sold	—	—	13,256,877
Receivable due from advisor	25,946	16,973	15,918
Accrued dividends and interest	660,033	982,755	500,939
Receivable for capital shares issued	839,048	8,863,685	459,045
Prepaid expenses	6,456	24,618	20,992

Total Assets	283,672,396	711,200,316	923,920,825

LIABILITIES:
Written options, at value (proceeds $0, $223,999, and $749,061, respectively)	—	10,000	1,415,000
Payable for securities purchased	—	4,986,321	5,069,874
Payable for capital shares redeemed	565,271	1,271,044	6,455,468
Accrued expenses
Fund accounting fees	7,515	18,185	24,845
Transfer agency fees	56,759	132,561	165,889
Other	39,961	76,192	143,139

Total Liabilities	669,506	6,494,303	13,274,215

TOTAL NET ASSETS	$283,002,890	$704,706,013	$910,646,610

NET ASSETS CONSIST OF:
Paid-in capital	$385,157,959	$894,098,481	$1,276,388,036
Accumulated undistributed (distributions in excess of) net investment income (loss)	(5,318)	1,807,017	—
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(18,461,968)	(13,357,224)	(10,022,079)
Net unrealized appreciation (depreciation) on investments	(83,687,783)	(177,842,261)	(355,719,347)

TOTAL NET ASSETS	$283,002,890	$704,706,013	$910,646,610

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:

INVESTOR CLASS:
Net assets	$263,379,447	$674,003,938	$870,247,226
Shares outstanding	14,578,742	36,043,067	34,751,579

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$18.07	$18.70	$25.04

INSTITUTIONAL CLASS(b):
Net assets	$19,623,443	$30,702,075	$40,399,384
Shares outstanding	1,087,379	1,640,342	1,609,344

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$18.05	$18.72	$25.10

(a)	Includes cost of investments in affiliates of $69,907,577 for the Value Plus Fund and $560,158,542 for the Value Fund. See Note 10 in Notes to Financial Statements.
(b)	Institutional Class commenced operations on May 1, 2008.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$5,735,022	$9,010,265	$7,709,507
Interest	309,574	895,673	1,710,853
Foreign taxes withheld	(14,100)	(37,442)	(214,754)

Total Investment Income	6,030,496	9,868,496	9,205,606

EXPENSES:
Management fees	2,272,093	3,210,281	10,359,306
Distribution fees - Investor Class	735,920	1,125,553	2,703,856
Transfer agency fees	487,809	737,496	1,752,943
Fund accounting fees	86,679	130,251	367,598
Custodian fees	23,406	48,094	175,046
Printing and communication fees	56,457	69,955	177,838
Postage fees	68,637	54,620	104,201
Legal fees	17,514	18,022	149,559
Registration fees	109,509	225,025	65,419
Directors’ fees	24,544	39,789	108,868
Audit Fees	30,039	38,343	58,465
Insurance fees	42,254	31,227	225,459
Other expenses	57,855	78,033	263,259

Total expenses before waivers	4,012,716	5,806,689	16,511,817
Expenses waived by Investment Advisor (See Note 4)	(25,946)	(16,973)	(15,918)

Net Expenses	3,986,770	5,789,716	16,495,899

NET INVESTMENT INCOME (LOSS)	2,043,726	4,078,780	(7,290,293)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments and foreign currency translation	(16,996,710)	(13,389,228)	(20,671,934)
Futures contracts	—	(336,707)	2,404,125
Written options	—	383,278	9,519,610
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(101,321,130)	(181,637,050)	(624,072,718)
Written options	—	213,999	(1,286,686)

TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	(118,317,840)	(194,765,708)	(634,107,603)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(116,274,114)	$(190,686,928)	$(641,397,896)

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$2,043,726	$1,964,670	$4,078,780	$4,317,332
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(16,996,710)	30,600,378	(13,342,657)	45,134,560
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(101,321,130)	(23,644,899)	(181,423,051)	(38,446,712)

Net increase (decrease) in net assets resulting from operations	(116,274,114)	8,920,149	(190,686,928)	11,005,180

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,893,718)	(1,989,478)	(1,842,208)	(3,935,524)
Institutional Class(a)	(220,110)	—	(33,880)	—
Net realized gains on investments
Investor Class	—	(27,868,490)	—	(44,478,703)
Institutional Class(a)	—	—	—	—

Total distributions to shareholders	(2,113,828)	(29,857,968)	(1,876,088)	(48,414,227)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	168,851,934	147,189,312	919,680,787	84,846,565
Dividends reinvested	1,855,054	29,076,907	1,791,815	47,227,875
Value of shares redeemed	(124,685,622)	(114,524,939)	(295,980,476)	(97,195,620)

Total Investor Class	46,021,366	61,741,280	625,492,126	34,878,820
Institutional Class(a)
Proceeds from shares issued(b)	25,305,760	—	36,747,034	—
Dividends reinvested	186,609	—	33,873	—
Value of shares redeemed	(964,215)	—	(2,781,988)	—

Total Institutional Class	24,528,154	—	33,998,919	—

Net increase (decrease) in net assets derived from capital transactions	70,549,520	61,741,280	659,491,045	34,878,820

TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,838,422)	40,803,461	466,928,029	(2,530,227)
NET ASSETS AT THE BEGINNING OF THE PERIOD	330,841,312	290,037,851	237,777,984	240,308,211

NET ASSETS AT THE END OF THE PERIOD	$283,002,890	$330,841,312	$704,706,013	$237,777,984

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$(5,318)	$4,478	$1,807,017	$(1,007)

(a)	Institutional Class commenced operations on May 1, 2008.
(b)	Substantially comprised of existing Investor Class shares redeemed and reinvested following the Institutional Class commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	VALUE FUND
	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(7,290,293)	$(2,556,858)
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(8,748,199)	246,262,266
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(625,359,404)	(344,874,840)

Net increase (decrease) in net assets resulting from operations	(641,397,896)	(101,169,432)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(4,874,402)
Institutional Class(a)	—	—
Net realized gains on investments
Investor Class	(3,335,508)	(240,652,408)
Institutional Class(a)	—	—

Total distributions to shareholders	(3,335,508)	(245,526,810)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	154,628,057	266,975,487
Dividends reinvested	3,230,765	236,438,311
Value of shares redeemed	(372,237,565)	(464,723,157)

Total Investor Class	(214,378,743)	38,690,641
Institutional Class(a)
Proceeds from shares issued(b)	66,806,020	—
Dividends reinvested	—	—
Value of shares redeemed	(5,285,825)	—

Total Institutional Class	61,520,195	—

Net increase (decrease) in net assets derived from capital transactions	(152,858,548)	38,690,641

TOTAL INCREASE (DECREASE) IN NET ASSETS	(797,591,952)	(308,005,601)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,708,238,562	2,016,244,163

NET ASSETS AT THE END OF THE PERIOD	$910,646,610	$1,708,238,562

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$—	$(7,606,795)

(a)	Institutional Class commenced operations on May 1, 2008.
(b)	Substantially comprised of existing Investor Class shares redeemed and reinvested following the Institutional Class commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Year Ended December 31,
Investor Class	2008		2007	2006	2005	2004
PER SHARE DATA
Net asset value, beginning of period	$26.48		$27.93	$25.56	$23.37	$20.16
Income (loss) from investment operations:
Net investment income (loss)	0.13		0.17	0.15	0.06	0.01
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	(8.41)		0.97	4.12	3.10	3.42

Total income (loss) from investment operations	(8.28)		1.14	4.27	3.16	3.43
Less distributions from:
Net investment income	(0.13)		(0.17)	(0.14)	(0.06)	(0.01)
Net realized gains on investments	—		(2.42)	(1.76)	(0.91)	(0.21)

Total distributions	(0.13)		(2.59)	(1.90)	(0.97)	(0.22)

Net asset value, end of period	$18.07		$26.48	$27.93	$25.56	$23.37

TOTAL RETURN	(31.23	)%(a)	4.02%	16.69%	13.49%	17.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$263,379		$330,841	$290,038	$154,765	$109,528
Percentage of expenses to average net assets	1.33	%(b)	1.24%	1.25%	1.27%	1.33%
Percentage of net investment income (loss) to average net assets	0.65	%(b)	0.59%	0.59%	0.27%	0.07%
Portfolio turnover rate	65	%(e)	63%	51%	42%	72%

Institutional Class (c)	For the Period From May 1, 2008 (inception) to December 31, 2008
PER SHARE DATA
Net asset value, beginning of period	$26.20
Income (loss) from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	(8.07)

Total income (loss) from investment operations	(7.95)
Less distributions from:
Net investment income	(0.20)
Net realized gains on investments	—

Total distributions	(0.20)

Net asset value, end of period	$18.05

TOTAL RETURN	(30.28	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$19,623
Percentage of gross expenses to average net assets	1.29	%(b)
Percentage of net expenses to average net assets	0.99	%(b)(d)
Percentage of net investment income (loss) to average net assets before waiver	1.30	%(b)
Percentage of net investment income (loss) to average net assets	1.61	%(b)(d)
Portfolio turnover rate	65	%(e)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reimbursement from the Advisor, where applicable.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Year Ended December 31,
Investor Class	2008		2007		2006	2005	2004
PER SHARE DATA
Net asset value, beginning of period	$22.87		$26.78		$25.85	$26.85	$23.57
Income (loss) from investment operations:
Net investment income (loss)	0.16		0.46		0.16	0.15	0.09
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	(4.23)		0.94		3.38	0.22	3.91

Total income (loss) from investment operations	(4.07)		1.40		3.54	0.37	4.00
Less distributions from:
Net investment income	(0.10)		(0.42)		(0.20)	(0.12)	(0.07)
Net realized gains on investments	—		(4.89)		(2.41)	(1.25)	(0.65)

Total distributions	(0.10)		(5.31)		(2.61)	(1.37)	(0.72)

Net asset value, end of period	$18.70		$22.87		$26.78	$25.85	$26.85

TOTAL RETURN	(17.88	)%(a)	4.73%		13.63%	1.34%	16.98%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$674,004		$237,778		$240,308	$274,786	$416,516
Percentage of expenses to average net assets	1.27	%(b)	1.21%		1.26%	1.25%	1.23%
Percentage of net investment income (loss) to average net assets	0.88	%(b)	1.63%		0.59%	0.49%	0.34%
Portfolio turnover rate	53	%(e)	107	%(f)	45%	36%	57%

Institutional Class(c)	For the Period From May 1, 2008 (inception) to December 31, 2008
PER SHARE DATA
Net asset value, beginning of period	$24.58
Income (loss) from investment operations:
Net investment income (loss)	0.13
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	(5.91)

Total income (loss) from investment operations	(5.78)
Less distributions from:
Net investment income	(0.08)
Net realized gains on investments	—

Total distributions	(0.08)

Net asset value, end of period	$18.72

TOTAL RETURN	(23.60	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$30,702
Percentage of gross expenses to average net assets	1.19	%(b)
Percentage of net expenses to average net assets	0.99	%(b)(d)
Percentage of net investment income (loss) to average net assets before waiver	1.13	%(b)
Percentage of net investment income (loss) to average net assets	1.33	%(b)(d)
Portfolio turnover rate	53	%(e)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reimbursement from the Advisor, where applicable.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.
(f)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Funds’s portfolio holdings due to market conditions.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Year Ended December 31,
Investor Class	2008		2007	2006	2005	2004
PER SHARE DATA
Net asset value, beginning of period	$41.50		$51.21	$44.80	$49.81	$51.14
Income (loss) from investment operations:
Net investment income (loss)	(0.25)		(0.03)	(0.03)	(0.25)	(0.25)
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	(16.13)		(2.81)	12.60	1.27	4.59

Total income (loss) from investment operations	(16.38)		(2.84)	12.57	1.02	4.34
Less distributions from:
Net investment income	—		(0.14)	(0.30)	—	—
Net realized gains on investments	(0.08)		(6.73)	(5.86)	(6.03)	(5.67)

Total distributions	(0.08)		(6.87)	(6.16)	(6.03)	(5.67)

Net asset value, end of period	$25.04		$41.50	$51.21	$44.80	$49.81

TOTAL RETURN	(39.53	)%(a)	(5.53)%	28.02%	1.99%	9.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$870,247		$1,708,239	$2,016,244	$1,537,575	$1,876,300
Percentage of expenses to average net assets	1.20	%(b)	1.14%	1.12%	1.19%	1.20%
Percentage of expenses to average net assets (excluding dividend expense)	1.20	%(b)	1.14%	1.12%	1.17%	1.20%
Percentage of net investment income (loss) to average net assets	(0.53	)%(b)	(0.13)%	(0.20)%	(0.51)%	(0.46)%
Portfolio turnover rate	60	%(e)	56%	49%	36%	32%

Institutional Class(c)	For the Period From May 1, 2008 (inception) to December 31, 2008
PER SHARE DATA
Net asset value, beginning of period	$39.69
Income (loss) from investment operations:
Net investment income (loss)	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	(14.53)

Total income (loss) from investment operations	(14.59)
Less distributions from:
Net investment income	—
Net realized gains on investments	—

Total distributions	—

Net asset value, end of period	$25.10

TOTAL RETURN	(36.76	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$40,399
Percentage of gross expenses to average net assets	1.06	%(b)
Percentage of net expenses to average net assets	0.99	%(b)(d)
Percentage of net investment income (loss) to average net assets before waiver	(0.48	)%(b)
Percentage of net investment income (loss) to average net assets	(0.41	)%(b)(d)
Portfolio turnover rate	60	%(e)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reimbursement from the Advisor, where applicable.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management (investment) company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At December 31, 2008, 0.6% of the Value Fund’s net assets were valued at their fair value using methods determined by the Board of Directors.

(b)	Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

One key component of the implementation of SFAS 157 included the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 -	quoted prices in active markets for identical assets. Included in Other Financial Investments are covered call/put options entered into by the Funds. See Footnote 2(h).

• Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.). Includes short term investments in time deposits, treasury bills and warrants held by the Funds.

• Level 3 -	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2008:

	LEVEL 1 Quoted Prices		LEVEL 2 Other Significant Observable Inputs		LEVEL 3 Significant Unobservable Inputs		TOTAL
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Select Value Fund	$270,416,292	$—	$11,724,621	$—	$—	$—	$282,140,913	$—
Value Plus Fund	665,910,395	(10,000)	35,401,890	—	—	—	701,312,285	(10,000)
Value Fund	884,990,904	(1,415,000)	17,677,326	—	—	—	902,668,230	(1,415,000)

*  Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as options, which are valued at the unrealized appreciation/(depreciation) on the investment.

(c)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(d)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Net realized gains on investments, if any, are distributed at least annually. During 2008, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2008, the following reclassifications have been made to increase (decrease) such amounts.

FUND	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES) ON INVESTMENTS	PAID IN CAPITAL
Select Value Fund	$60,306	$(84,104)	$23,798
Value Plus Fund	(394,668)	(14,567)	409,235
Value Fund	14,897,088	126,959	(15,024,047)

Total net assets are not affected by these reclassifications.

(e)	The Funds record security transactions no later than one business day after trade date. For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(f)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(g)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There were no open futures positions at December 31, 2008.

(h)	A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund could incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian or broker, consisting of cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities sufficient to collateralize its obligation on the short positions. There were no short positions held during the annual period or at December 31, 2008.

(i)	The Funds may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. The Funds had the following transactions in written covered call/put options during the year ended December 31, 2008:

	VALUE PLUS FUND
	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2007	—	$—
Options written	11,000	607,277
Options expired	(9,000)	(383,278)
Options closed	—	—
Options exercised	—	—

Balance at December 31, 2008	2,000	$223,999

VALUE PLUS FUND	NUMBER OF CONTRACTS	PREMIUMS
Navigant Consulting, Inc.	2,000	$10,000

	2,000	$10,000

	VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2007	16,000	$1,640,747
Options written	177,140	12,543,323
Options expired	(137,755)	(9,332,405)
Options closed	(27,452)	(1,689,678)
Options exercised	(16,433)	(2,412,926)

Balance at December 31, 2008	11,500	$749,061

VALUE FUND	NUMBER OF CONTRACTS	PREMIUMS
Ameron International Corp.	3,000	$900,000
Cantel Medical Corp.	5,000	250,000
InterDigital, Inc.	2,500	175,000
URS Corp.	1,000	90,000

	11,500	$1,415,000

(j)	At December 31, 2008, 9.21% of the Value Fund’s net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(k)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. There were no restricted securities held at December 31, 2008.

(l)	The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Funds did not hold any forward currency exchange contracts during the year ended December 31, 2008.

(m)	Each Fund may purchase securities on a when-issued basis. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but generally the securities are not issued, and delivery and payment for such obligations does not occur until a future date that may be a month or more after the purchase date. Obligations purchased on a when-issued basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund’s net asset value. On the date a Fund enters into an agreement to purchase securities on a when-issued basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, the respective Fund will segregate cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities having a value at least equal to the Fund’s obligation under the position. There were no when-issued securities held at December 31, 2008.

(n)	Each Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

(o)	For all open tax years and all major taxing jurisdictions, management of the Funds have concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(p)	The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(q)	In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

(3)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 31, 2008 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstance that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 1.50%. Commitment fees are computed at a rate per annum equal to 0.10% of the Funds’ unutilized credit payable quarterly in arrears. The Value Fund borrowed $3 million from the credit facility for 3 days with a weighted average interest rate of 1.625% in 2008.

The Agreement was amended to extend the termination date to December 31, 2009. During 2009, outstanding principal amounts under the credit facility will bear interest at a rate per annum equal to the Federal Funds Rate plus 2.00%. Commitment fees will be computed at a rate per annum equal to 0.15% of the Funds’ unutilized credit.

(4)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the year ended December 31, 2008, $787,669 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fixed fee for providing distribution services.

Effective August 23, 2008, ALPS Fund Services, Inc. (“ALPS”) replaced Citi Fund Services Ohio, Inc. as the Funds’ transfer agent and fund accountant. ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion and 0.015% of the average daily net assets in excess of $1 billion. Prior to August 23, 2008, Citi Fund Services Ohio, Inc. received a fee that was a base amount plus an annual fee based on the number of shareholders for providing transfer agent services and fees, subject to a minimum, at 0.025% of the average daily net assets up to $3 billion and 0.015% of the average daily net assets in excess of $3 billion for providing fund accounting services.

From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing record keeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2008, the Advisor voluntarily waived $25,946, $16,973 and $15,918 of its fees for the Select Value Fund, Value Plus Fund and Value Fund, respectively. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2008, there were no amounts payable.

(5)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For the year ended December 31, 2008, the fees were $11,268, $84,966 and $3,347 for Select Value, Value Plus and Value Funds, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(6)	INVESTMENT TRANSACTIONS

During the annual period ended December 31, 2008, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$258,211,950	$186,261,711
Value Plus Fund	870,581,590	225,433,111
Value Fund	790,588,436	806,045,378

(7)	FEDERAL INCOME TAX INFORMATION

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
Select Value Fund	$365,828,218	$8,748,603	$(92,435,908)	$(83,687,305)
Value Plus Fund	880,255,957	25,504,209	(204,447,881)	(178,943,672)
Value Fund	1,261,060,001	147,240,838	(505,632,609)	(358,391,771)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows:

	DISTRIBUTIONS PAID FROM		TOTAL TAXABLE DISTRIBUTIONS
FUND	ORDINARY INCOME	NET – LONG-TERM CAPITAL GAINS
Select Value Fund	$2,113,828	$—	$2,113,828
Value Plus Fund	1,876,088	—	1,876,088
Value Fund	—	3,335,508	3,335,508

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

	DISTRIBUTIONS PAID FROM		TOTAL TAXABLE DISTRIBUTIONS
FUND	ORDINARY INCOME	NET – LONG-TERM CAPITAL GAINS
Select Value Fund	$4,145,352	$25,712,616	$29,857,968
Value Plus Fund	9,279,207	39,135,020	48,414,227
Value Fund	25,551,808	219,975,002	245,526,810

As of December 31, 2008, the components of accumulated earning (deficit) on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED EARNINGS	DISTRIBUTIONS PAYABLE	ACCUMULATED CAPITAL AND OTHER LOSSES	UNREALIZED APPRECIATION	TOTAL ACCUMULATED EARNINGS
Select Value Fund	$—	$—	$—	$—	$(18,467,286)	$(83,687,783)	$(102,155,069)
Value Plus Fund	1,807,017	—	1,807,017	—	(12,469,812)	(178,729,673)	(189,392,468)
Value Fund	—	—	—	—	(5,976,145)	(359,765,281)	(365,741,426)

At December 31, 2008, the Select Value, Value Plus and Value Funds deferred, on a tax basis, post-October capital and currency losses of $10,520,428, $4,843,870 and $287,251, respectively. Such losses will be recognized for tax purposes on the first day of the following fiscal year.

At December 31, 2008, the Select Value, Value Plus and Value Funds have unused capital loss carryovers which expire December 31, 2016 of $7,946,858, $7,625,942 and $5,688,894, respectively.

(8)	FUND SHARE TRANSACTIONS

For the year ended December 31, 2008, fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	7,451,851	39,657,122	4,379,240
Reinvested distributions from net investment income & distributions from net realized gains on investments	108,522	74,173	86,367
Shares redeemed	(5,475,070)	(14,083,839)	(10,873,433)

Net increase (decrease) in Fund shares	2,085,303	25,647,456	(6,407,826)

Institutional Class(1)	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued(2)	1,124,924	1,783,522	1,791,403
Reinvested distributions from net investment income & distributions from net realized gains on investments	10,938	1,381	—
Shares redeemed	(48,483)	(144,561)	(182,059)

Net increase (decrease) in Fund shares	1,087,379	1,640,342	1,609,344

(1)	Institutional Class activity presented is for the period from May 1, 2008 (commencement of operations) through December 31, 2008.
(2)	Substantially comprised of existing Investor Class shares redeemed and reinvested following the Institutional Class commencement of operations.

For the year ended December 31, 2007, fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	4,868,552	2,919,025	5,192,510
Reinvested distributions from net investment income & distributions from net realized gains on investments	1,093,526	1,939,160	5,709,273
Shares redeemed	(3,851,786)	(3,435,376)	(9,112,201)

Net increase (decrease) in Fund shares	2,110,292	(1,422,809)	1,789,582

(9)	LITIGATION

On January 25, 2008, Heartland Advisors, Inc. (“HAI”), William J. Nasgovitz (President of HAI, President and a director of Heartland Group, Inc. (the “Funds”) and a portfolio manager), Paul T. Beste (Chief Operating Officer of HAI and Vice President and Secretary of the Funds), Kevin D. Clark (Senior Vice President and portfolio manager of HAI) and Hugh F. Denison (a portfolio manager and Senior Vice President of HAI) (HAI, Nasgovitz, Beste, Clark, and Denison collectively referred to herein as the “Respondents”) and certain others no longer associated with the Funds, reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved the issues resulting from the SEC’s investigation of HAI’s pricing of certain bonds owned by the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (collectively the “HY Bond Funds”), and HAI’s disclosures to the Funds’ Board of Directors and investors concerning HAI’s efforts to evaluate bond issuers in connection with the operation of the HY Bond Funds during calendar year 2000. The Respondents do not admit or deny any wrongdoing and the settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC’s administrative order involves, among other things: (i) findings by the SEC that the Respondents violated certain federal securities laws; (ii) a cease and desist order against the Respondents; (iii) a censure of Respondents (other than Mr. Denison); (iv) payment by the Respondents (other than Mr. Denison) of disgorgement of $1; and (v) civil money penalties against the Respondents (other than Mr. Denison) as follows: HAI and Mr. Nasgovitz, jointly and severally, $3.5 million; Mr. Beste, $95,000; and Mr. Clark, $25,000. In connection with this administrative settlement, the SEC’s civil complaint against the Respondents was dismissed.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2008:

VALUE FUND
SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2008	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2008	DIVIDENDS	REALIZED GAINS (LOSSES)
AirNet Systems, Inc.	903,000	—	903,000	—	$—	$(1,376,914)
America Service Group, Inc.	800,000	85,000	—	885,000	—	—
Animal Health International	—	1,892,525	—	1,892,525	—	—
Analogic Corp.	—	700,000	—	700,000	50,000	—
Analysts International Corp.	2,300,000	65,000	—	2,365,000	—	—
Ashworth, Inc.	1,000,000	131,700	1,131,700	—	—	(3,850,486)
Avanex Corp.	8,846,059	6,353,941	14,527,092	672,908	—	(11,351,133)
Basin Water, Inc.	900,000	1,183,741	803,441	1,280,300	—	(4,415,244)
BioScrip, Inc.	2,000,000	1,640,000	—	3,640,000	—	—
Buca, Inc.	1,950,000	—	1,950,000	—	—	(4,490,229)
China Natural Gas, Inc.	1,500,000	—	—	1,500,000	—	—
China Natural Gas, Inc. (Warrants)	225,000	—	—	225,000	—	—
CNS Response, Inc.	1,800,000	—	—	1,800,000	—	—
CNS Response, Inc. (Warrants)	540,000	—	—	540,000	—	—
Computer Task Group, Inc.	1,000,000	340,806	—	1,340,806	—	—
Criticare Systems, Inc.	1,000,000	—	1,000,000	—	—	2,326,833
Digirad Corp.	750,000	1,050,000	—	1,800,000	—	—
Discovery Laboratories, Inc.	5,500,000	1,685,000	—	7,185,000	—	—
Ditech Networks, Inc.	1,500,000	500,000	2,000,000	—	—	(5,411,750)
Duckwall-ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	750,000	34,516	—	784,516	—	—
EF Johnson Technologies, Inc. (a)	1,989,042	839,675	514,042	2,314,675	—	(2,262,713)
Encore Capital Group, Inc.	1,200,000	300,000	—	1,500,000	—	—
Far East Energy Corp.	7,500,000	—	7,500,000	—	—	(4,805,343)
Fidelity Southern Corp.	496,472	—	496,472	—	85,216	(5,207,480)
FirstCity Financial Corp.	791,336	198,664	368,600	621,400	—	(3,108,434)
Flanders Corp.	1,605,000	90,596	193,933	1,501,663	—	(607,139)
Force Protection, Inc.	4,000,000	2,975,600	975,600	6,000,000	—	(2,345,439)
FSI International, Inc.	2,005,130	182,711	2,187,841	—	—	(5,096,569)
Hampshire Group, Ltd.	465,540	—	14,620	450,920	—	74,926
hi/fn, Inc.	1,300,000	42,526	—	1,342,526	—	—
HLS Systems International, Ltd.	500,000	2,649,000	—	3,149,000	—	—
Hooper Holmes, Inc.	6,500,000	—	—	6,500,000	—	—
Hy-Drive Technologies, Ltd. (CAD)	3,000,000	2,000,000	—	5,000,000	—	—
Industrial Distribution Group, Inc.	500,000	—	500,000	—	—	1,740,189
InterDigital, Inc.	3,000,000	178,400	1,428,400	1,750,000	—	4,947,760
Intersections, Inc.	1,500,000	—	—	1,500,000	—	—
Isolagen, Inc.	1,000,000	1,642,500	993,587	1,648,913	—	(1,941,590)
Lakeland Industries, Inc.	500,000	—	—	500,000	—	—
Lantronix, Inc.	5,500,000	240,000	—	5,740,000	—	—
LECG Corp.	1,500,000	1,641,271	741,271	2,400,000	—	(5,378,451)
Magnetek, Inc.	2,850,000	—	—	2,850,000	—	—
Mesa Air Group, Inc.	1,950,000	—	1,950,000	—	—	(11,781,035)
Midway Gold Corp. (CAD)	2,500,000	500,000	—	3,000,000	—	—
Monterey Gourmet Foods, Inc.	547,257	452,743	—	1,000,000	—	—
Napco Security Systems, Inc.	1,250,000	—	669,095	580,905	—	(647,081)
National Dentex Corp.	440,750	89,250	5,318	524,682	—	(57,993)
Newpark Resources, Inc.	4,500,000	500,000	—	5,000,000	—	—
O.I. Corp.	245,900	—	—	245,900	49,180	—
Oil-Dri Corp. of America	562,500	—	—	562,500	303,750	—
Origin Agritech, Ltd.	1,238,305	761,695	—	2,000,000	—	—

VALUE FUND (CONTINUED)
SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2008	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2008	DIVIDENDS	REALIZED GAINS (LOSSES)
Osteotech, Inc.	1,240,000	209,157	—	1,449,157	$—	$—
PDI, Inc.	1,000,000	45,421	—	1,045,421	—	—
Phoenix Footwear Group, Inc.	790,000	6,000	—	796,000	—	—
PLATO Learning, Inc.	1,505,600	—	1,505,600	—	—	(2,237,604)
Portec Rail Products, Inc.	700,000	—	—	700,000	168,000	—
Quixote Corp.	—	550,000	—	550,000	110,000	—
RCM Technologies, Inc.	780,100	219,900	—	1,000,000	—	—
Richardson Electronics, Ltd.	700,000	700,000	—	1,400,000	108,908	—
Sangamo Biosciences, Inc.	2,200,000	—	658,284	1,541,716	—	2,180,830
SM&A	1,000,000	—	1,000,000	—	—	106,387
Spanish Broadcasting Systems, Inc. (Class A)	2,500,000	—	2,500,000	—	—	(7,244,305)
SPAR Group, Inc.	1,228,000	—	—	1,228,000	—	—
Specialty Underwriters Alliance, Inc.	611,270	758,730	—	1,370,000	—	—
SRI/Surgical Express, Inc.	500,000	—	—	500,000	—	—
STARR Surgical Co.	1,653,532	346,468	—	2,000,000	—	—
StarTek, Inc.	750,000	—	—	750,000	—	—
Supreme Industries, Inc. (Class A)	600,000	43,349	89,518	553,831	114,000	(489,021)
Tamalpais Bancorp (b)	200,000	—	—	200,000	44,000	—
TechTeam Global, Inc.	975,000	267,000	199,400	1,042,600	—	(503,174)
The Inventure Group, Inc.	1,900,622	—	—	1,900,622	—	—
The Princeton Review, Inc.	1,500,000	—	1,500,000	—	—	3,639,683
Tongxin International, Ltd. (c)	—	1,064,000	—	1,064,000	—	—
TRC Cos., Inc.	923,300	826,700	—	1,750,000	—	—
TXCO Resources, Inc.	—	2,500,000	—	2,500,000	—	—
U.S. Silver Corp. (CAD)	3,056,000	9,444,000	2,311,000	10,189,000	—	(1,839,495)
UQM Technologies, Inc.	1,958,000	771,627	174,627	2,555,000	—	(313,869)
Westell Technologies, Inc.	2,120,146	1,224,254	1,943,400	1,401,000	—	(3,460,685)
Wireless Ronin Technologies, Inc.	1,350,000	30,000	—	1,380,000	—	—

					$1,033,054	$(75,206,568)

(a)	Formerly EFJ, Inc.
(b)	Formerly EPIC Bancorp
(c)	Formerly Asia Automotive Acquisition Co.

VALUE PLUS FUND
SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2008	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2008	DIVIDENDS	REALIZED GAINS (LOSSES)
American Vanguard Corp.	500,000	925,000	—	1,425,000	$70,750	$—
Applied Signal Technology, Inc.	600,000	100,000	—	700,000	312,500	—
BGC Partners, Inc.	—	2,500,000	—	2,500,000	380,000	—
FreightCar America, Inc.	—	750,000	—	750,000	82,933	—

					$846,183	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF HEARTLAND FUNDS AND SHAREHOLDERS OF SELECT VALUE FUND, VALUE PLUS FUND AND VALUE FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Value Plus Fund and Value Fund (three portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 26, 2009

ADDITIONAL INFORMATION (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

In early 2009, shareholders received information regarding all distributions paid to them by the Funds during calendar year 2008. The Funds hereby designate the following amounts as long-term capital gain distributions.

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long-Term Capital Gains	$—	$—	$3,335,508

The amounts above include no earnings and profits distributed to shareholders on redemptions for the Select Value, Value Plus and Value Funds.

For the calendar year 2008, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	QUALIFIED DIVIDEND INCOME
Heartland Select Value Fund	100%
Heartland Value Plus Fund	100
Heartland Value Fund	—

The Funds intend to designate the maximum amount allowable as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the fiscal year ended December 31, 2008 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	PERCENTAGE
Heartland Select Value Fund	98%
Heartland Value Plus Fund	100
Heartland Value Fund	—

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including, redemption fees; (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 7/1/08	ENDING ACCOUNT VALUE 12/31/08	EXPENSES PAID DURING THE PERIOD(a) 7/1/08 – 12/31/08	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/08 – 12/31/08
Heartland Select Value Fund - Investor	$1,000.00	$705.00	$5.90	1.38%
Heartland Select Value Fund - Institutional	1,000.00	706.90	4.26	0.99	%(b)
Heartland Value Plus Fund - Investor	1,000.00	750.20	5.70	1.30%
Heartland Value Plus Fund - Institutional	1,000.00	751.50	4.35	0.99	%(b)
Heartland Value Fund - Investor	1,000.00	619.30	5.09	1.25%
Heartland Value Fund - Institutional	1,000.00	620.50	4.02	0.99	%(b)

(a)

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

(b)

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Fund, to the extent necessary to maintain Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 7/1/08	ENDING ACCOUNT VALUE 12/31/08	EXPENSES PAID DURING THE PERIOD(a) 7/1/08 – 12/31/08	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/08 – 12/31/08
Heartland Select Value Fund - Investor	$1,000.00	$1,018.22	$6.98	1.38%
Heartland Select Value Fund - Institutional	1,000.00	1,020.14	5.04	0.99	%(b)
Heartland Value Plus Fund - Investor	1,000.00	1,018.63	6.57	1.30%
Heartland Value Plus Fund - Institutional	1,000.00	1,020.17	5.02	0.99	%(b)
Heartland Value Fund - Investor	1,000.00	1,018.85	6.34	1.25%
Heartland Value Fund - Institutional	1,000.00	1,020.17	5.01	0.99	%(b)

(a)

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

(b)

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Fund, to the extent necessary to maintain Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets.

ADDITIONAL INFORMATION (UNAUDITED)

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Milwaukee, WI 53202.

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Heartland Group, Inc. (“Corporation”) and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation. The mailing address of the directors and officers is 789 North Water Street, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2-05; Chairman of the Board since 1-06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to present. (27 mutual funds)

Dale J. Kent Date of Birth: 11/52	Director	Since 8-03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Michael D. Dunham Date of Birth: 7/45	Director	Since 1-04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman of the Board, Merge Technologies, Inc., July 2006 to June 2008; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2-08	Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2-08	Associate Dean of Undergraduate Program, University of Wisconsin-Madison, since August 2008; Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
William (“Bill’) J. Nasgovitz(3) Date of Birth: 10/44	President and Director	Since 12-84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

David C. Fondrie Date of Birth: 1/49	Chief Executive Officer	Since 1-06	Director, Heartland Advisors, Inc., since May 2006; Director of Equity Research, Heartland Advisors, Inc., since 2000; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and Chief Financial Officer, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President and Secretary	Vice President Since 9-97 Secretary Since 11-05	Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; employed by Heartland Advisors, Inc., in other capacities since 1997; Director of Taxes/Compliance, Strong Capital Management, Inc., 1992 to 1997.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8-08	Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

Christine A. Johnson Date of Birth: 8/72	Treasurer and Principal Accounting Officer	Since 1-07	Vice President and Chief Financial Officer of Heartland Advisors, Inc., since August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., since January 2007. Assistant Director-Distribution Planning, Northwestern Mutual September 2003 to August 2006; Independent Consultant, 2003; Senior Manager, Deloitte & Touche, LLP, June 2002 to May 2003; employed by Arthur Andersen, LLP, 1994 to 2002.	N/A	N/A

Katherine M. Jaworski Date of Birth: 11/70	Assistant Secretary	Since 11-08	Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Financial Analyst of Heartland Advisors, Inc., May 2000 to January 2004.	N/A	N/A

(1)

Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal. They stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)

Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter. The audit committee had four meetings during the fiscal year ended December 31, 2008.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter. The nominating committee did not meet during the fiscal year ended December 31, 2008.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

DEFINITIONS

LIPPER DEFINITIONS

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Value Funds are funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

OTHER DEFINITIONS

Debt/Book Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark. All indices are unmanaged. It is not possible to invest directly in an index.

RECENT CHANGES

Registration No. 33-11371

1940 Act File No. 811-4982

Rule 497(e)

HEARTLAND GROUP, INC

Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated February 20, 2009 to

Prospectus Dated May 1, 2008, as Supplemented on July 31, 2008

Change in Portfolio Management of the Heartland Value Fund

William (“Will”) R. Nasgovitz, a member of the team of investment professionals that manages the portfolio of the Heartland Select Value Fund, has also joined the team of investment professionals that manages the portfolio of the Heartland Value Fund, effective as of February 20, 2009. Also effective February 20, 2009, Hugh F. Denison has stepped down from the team that manages the portfolio of the Heartland Value Fund. Mr. Denison will continue to be a member of the team that manages the portfolio of the Heartland Select Value Fund.

The first paragraph under the heading “Value Fund” on page 10 of the Funds’ Prospectus is hereby amended and restated as follows:

The Value Fund is managed by a team of investment professionals, which currently consists of Bill Nasgovitz, Will Nasgovitz and Bradford A. Evans. The team jointly develops and implements investment strategies for the Value Fund.

The third paragraph under the heading “Value Fund” on page 10 of the Funds’ Prospectus is hereby deleted and replaced with the following paragraph:

Mr. Will Nasgovitz has served as a Portfolio Manager of the Value Fund since February 20, 2009. Mr. Will Nasgovitz has also served as a Portfolio Manager of the Select Value Fund since May 2006. He was previously a Research Analyst from 2004 to 2006, and a Research Associate from November 2003 to 2004, for Heartland Advisors. Prior to joining Heartland Advisors, Mr. Will Nasgovitz had been a Senior Research Associate with Capital Markets Group, Cambridge Associates from 2000 to 2002. Mr. Will Nasgovitz is the son of Mr. Bill Nasgovitz, President and Director of the Heartland Funds and a Portfolio Manager of the Value Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s views when made and are subject to change at any time based on market and other considerations.

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

HLF1045/0310

789 North Water Street, Milwaukee, WI 53202

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Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $87,750 for the fiscal year ended December 31, 2008 and $83,000 for the fiscal year ended December 31, 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2008 and NONE for the fiscal year ended December 31, 2007.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $13,500 for the fiscal year ended December 31, 2008 and $14,275 for the fiscal year ended December 31, 2007.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $19,000 for the fiscal year ended December 31, 2008 and $13,825 for the fiscal year ended December 31, 2007.

4(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2008 and NONE for the fiscal year ended December 31, 2007.

4(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	March 2, 2009

By:	/s/ Christine A. Johnson
Christine A. Johnson
Treasurer & Principal Accounting Officer

Date:	March 2, 2009